                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   __________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  April 16, 1998


                      HEALTH CARE PROPERTY INVESTORS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

    Maryland                      1-8895                   33-0091377
    --------                      ------                   ----------
(State or Other          (Commission File Number)       (I.R.S. Employer
Jurisdiction of                                        Identification No.)
Incorporation)


       4675 MacArthur Court, 9th Floor, Newport Beach, California  92660
       -----------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (949) 221-0600
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.
         ------------

PRESS RELEASE ON EARNINGS AND FUNDS FROM OPERATIONS FOR THE QUARTER ENDED MARCH
     31, 1998

     On April 16, 1998, Health Care Property Investors, Inc. (the "Company") issued a press release announcing the Company's operating results for the quarter ended March 31, 1998.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c) Exhibits.

     1.1  Press Release, dated April 16, 1998, of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Dated:  April 23, 1998

                                        HEALTH CARE PROPERTY INVESTORS, INC.

                                        By: /s/ Edward J. Henning
                                           ---------------------------------
                                           Name:  Edward J. Henning
                                           Title: Senior Vice President,
                                                  General Counsel and
                                                  Corporate Secretary

                                 EXHIBIT INDEX


1.1  Press Release, dated April 16, 1998, of the Company.